ICG COMMUNICATIONS, INC.

        NUMBER                                                          SHARES
        ------                                                          ------



                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             CUSIP 449246 10 7



        THIS CERTIFIES THAT




        is the registered holder of

          FULLY PAID AND NON-ASSESSABLE VOTING COMMON STOCK $0.01 PAR VALUE

        in the capital of the above named Corporation subject to the Certificate of Incorporation, transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Corporation.


        IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

        DATED


                                                                     Secretary



                                                                     President

                                                          AUTHORIZED SIGNATURE

        COUNTERSIGNED AND REGISTERED:

                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR

        BY:

                               ICG COMMUNICATIONS, INC.

             This statement of the authorized classes of the Corporation's stock and of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of stock of the Corporation and upon the holders thereof as established by the Certificate of Incorporation is available upon request and without charge at the office of the Secretary of the Corporation.


             The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common

                  TEN ENT - as tenants by the entireties

                  JT TEN - as joint tenants with right of survivorship and not as tenants in common

                  UNIF GIFT
                  MIN ACT - __________ Custodian ______________
                              (Cust)            (Minor)

                            under Uniform Gifts to Minors
                            Act _________________________
                                     (State)

                      Additional abbreviations may also be used
                            though not in the above list.

                                ---------------------

                  FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE



        ----------------------------------------------------------------------
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                                ZIP CODE, OF ASSIGNEE)

        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

        ------------------------------------------------------------- Shares

        of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

        ----------------------------------------------------------  Attorney

        to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

        Dated
              ---------------------------------





        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
              AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                      WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



        Signature(s) Guaranteed:

        ----------------------------------------------------
        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.